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EXHIBIT 10.6

                                 OMNICARE, INC.

                             1998 Long-Term Employee
                           Incentive Plan (the "Plan")

                             Statement of Amendment
                           Effective November 26, 2002

The first sentence of Section 4 of the Plan is hereby amended, in its entirety, to read as follows:

"The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 6,300,000 shares."